Exhibit 10.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the “Agreement”), effective as of July 15, 2021, is made by and among Technical Communications Corporation, a Massachusetts corporation with a principal business address set forth on the signature page hereto (the “Company”) and the individuals set forth on the signature page hereto (each, a “Buyer” and together, the “Buyers”).

RECITALS:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act and the rules and regulations promulgated thereunder, the Company desires to sell shares of the common stock, par value $0.10 per share, of the Company (the “Common Stock”) to the Buyers, and the Buyers desire to purchase such shares from the Company, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT:

1.       Purchase and Sale of Shares. On the terms and subject to the conditions set forth in this Agreement, the Company hereby agrees to sell, transfer and assign to each Buyer, and each Buyer hereby agrees to purchase and acquire from the Company, that number of shares of the Common Stock of the Company set forth opposite each Buyer’s name on Exhibit A attached hereto and made a part hereof, for the consideration set forth in Section 2 below. The shares of Common Stock issued to the Buyers pursuant to this Agreement shall be referred to herein as the “Shares”.

2.        Purchase Price. The consideration for the Shares shall be $4.00 per Share, or $16,000 Dollars in the aggregate (the “Purchase Price”), which price per Share is equal to the consolidated closing bid price for a share of Common Stock as reported by the Trading Market on the date hereof. The Purchase Price shall be paid by the Buyers to the Company at Closing (as defined below) by delivery of cash or other immediately available funds in the amount set forth on Exhibit A for each Buyer to an account designated in writing by the Company.

3. Closing. The consummation of the purchase and sale provided for in this Agreement (the “Closing”) shall take place simultaneously with the execution of this Agreement by the parties, and shall occur electronically or at such physical location as determined by the parties.

4.        Representations and Warranties of the Company. The Company represents and warrants to each Buyer as follows:

(a)       Corporate Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its articles of organization, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to result in a Material Adverse Effect.

(b)       Power and Authority. The Company has full corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party, and to consummate the transactions contemplated hereby and thereby, and has received all necessary approvals for such transactions from its Board of Directors as required under applicable law. This Agreement and the other Transaction Documents to which the Company is a party, when executed and delivered by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting generally the enforcement of creditors’ rights and except as the remedy of specific performance and other equitable relief may be unavailable in certain cases.

(c)       No Defaults; No Consents. Neither the execution, delivery and performance of this Agreement and the other Transactions Documents to which the Company is a party, nor the consummation of the transactions contemplated hereby and thereby, by the Company will (i) conflict with, result in a violation or breach of, or constitute a default under any law, regulation, order, writ, injunction or decree of any judicial or governmental agency or authority applicable to the Company, any provision of the Company’s articles of organization, bylaws or other organizational or charter documents, or any material contract to which the Company is a party or by which the Company or any of its assets are bound or subject, or (ii) result in the creation or imposition of any material claim or encumbrance of any nature upon any of the assets of the Company or the Shares pursuant to the terms of any of the foregoing or otherwise. No notice to, filing with, or consent of any Person is necessary for the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which the Company is a party, nor the consummation by the Company of the transactions contemplated hereby and thereby, except any notice filings or SEC Reports as are required to be made following the Closing under applicable federal and state securities laws and the rules and regulations of the Trading Market for the Shares.

(d)       Capitalization; Issuance of the Shares. The authorized capital stock of the Company consists of 7,000,000 shares of Common Stock, of which 1,850,403 shares (not including the Shares) were issued and outstanding as of its most recently filed SEC Report. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option and other equity incentive plans. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except as may be disclosed in the SEC Reports, the issue and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or other price under such securities. All of the issued and outstanding shares of the Common Stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and requirements of the Trading Market, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. The Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and non-assessable.

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(e)       SEC Reports; Financial Statements. The Company has filed or furnished all reports, schedules, forms, statements and other documents required to be filed or furnished by it under the Securities Act and the Exchange Act (including all required exhibits thereto), including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, as the same may be amended, and including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), and any notices, reports and other filings pursuant to the requirements of the applicable Trading Market, on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports and notices, reports or other filings pursuant to applicable requirements of the Trading Markets prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements (i) have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and (ii) fairly present in all material respects the financial position of the Company and its consolidated subsidiary as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(f)       Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, except as has been reasonably cured by the Company, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (1) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (2) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting except as otherwise required pursuant to GAAP, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate except pursuant to existing Company stock option and other equity incentive plans or this Agreement.

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(g)       Compliance. The Company is not (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, could reasonably be expected to result in a default by the Company), nor has the Company received notice of a claim that it is in default under or in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any order of any court, arbitrator or governmental body, or (iii) in violation of any statute, rule or regulation of any governmental authority or the Trading Markets, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as would not have a Material Adverse Effect.

(h)       Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is reasonably likely to have the effect of, terminating such registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company is, and immediately after the consummation of the transactions contemplated hereby will be, in compliance with all listing and maintenance requirements of the Trading Market on which the Common Stock is quoted as of the effective date of this Agreement.

(i)       Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s articles of organization (or similar charter documents) and the laws of its state of incorporation that is or could become applicable to the Buyer as a result of the Buyer and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Shares and the Buyers’ ownership of the Shares.

(j)                 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. None of the Buyers shall have any obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4(j) that may be due in connection with the transactions contemplated by the Transaction Documents.

(k)       Private Placement; No Integrated Offering. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 5 below, (i) no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Buyers as contemplated hereby, and (ii) neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of (1) the Securities Act which would require the registration of any such securities under the Securities Act, or (2) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

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(l)       Disclosure. None of the representations and warranties of the Company contained herein, nor any statement made by the Company in any disclosure, schedule, exhibit, certificate or other document furnished or to be furnished to the Buyer in connection herewith, contains or will contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5.        Representations and Warranties of the Buyer. Each Buyer, severally and not jointly, represents and warrants to the Company as follows:

(a)        Power and Authority. The Buyer is a bona fide resident of the jurisdiction set forth on Exhibit A to this Agreement, is at least 21 years of age, and is legally competent to execute this Agreement and the other agreements to which he is a party. The Buyer has full power and authority to execute and deliver this Agreement and the other Transaction Documents to which he is a party and to consummate the transactions contemplated hereby and thereby. This Agreement and the other Transaction Documents to which the Buyer is a party, when executed and delivered by the Buyer, will constitute the legal, valid and binding obligations of the Buyer, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting generally the enforcement of creditors’ rights and except as the remedy of specific performance and other equitable relief may be unavailable in certain cases.

(b)       No Defaults. Neither the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Buyer is a party, nor the consummation of the transactions contemplated hereby and thereby, by the Buyer will (i) conflict with, result in a violation or breach of, or constitute a default under any law, regulation, order, writ, injunction or decree of any judicial or governmental agency or authority applicable to the Buyer, or of any material contract to which the Buyer is a party or by which the Buyer or any of his assets are bound or subject, or (ii) result in the creation or imposition of any claim or encumbrance of any nature whatsoever upon any of the assets of the Buyer or the Shares pursuant to the terms of any of the foregoing or otherwise. No notice to, filing with, or consent of any Person is necessary for the execution, delivery and performance by the Buyer of this Agreement and the other Transaction Documents to which he is a party, nor the consummation by the Buyer of the transactions contemplated hereby and thereby.

(c)       Adequate Information; Knowledge.

(i)       The Buyer is knowledgeable about and aware of the Company’s business affairs and financial condition, and has all obtained information from the Company concerning the Company, the Company’s business and the terms and conditions of the purchase and sale of the Shares, that the Buyer, in the Buyer’s sole discretion, deems necessary regarding the Buyer’s execution, delivery and performance of this Agreement and the other Transaction Documents to which he is a party and the consummation of the transactions contemplated hereby and thereby.

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(ii)       The Buyer has had the opportunity to (1) examine all documents relating to the Company and the Company’s business, (2) ask questions and receive answers concerning the Company, the Company’s business and the terms and conditions of the transactions contemplated by this Agreement, and (3) obtain any additional information, to the extent the Company possesses such information or could acquire such information without unreasonable effort or expense, necessary to verify the accuracy of any information previously furnished. All such questions have been answered to the Buyer’s full satisfaction, and all information and documents, records and books pertaining to this investment which the Buyer has requested have been made available to the Buyer.

(iii)       The Buyer is relying solely on the Buyer’s own decision or the advice of the Buyer’s own adviser(s) with respect to an investment in the Company and the purchase of the Shares, and has neither received nor relied on any communication from the Company or its officers or agents regarding any legal, investment or tax advice relating to an investment in the Company and the purchase of the Shares.

(d)       Restricted Shares; Own Account; Accredited Investor. The Buyer understands that the Shares are “restricted securities” and have not been registered under the Securities Act or applicable U.S. state securities laws or any securities laws of any other jurisdiction, and are being offered and sold under an exemption from registration provided by such laws and the rules and regulations thereunder. The Buyer further understands that the certificate(s) representing the Shares shall bear legends referencing the restrictions imposed by the Securities Act and applicable state securities laws. The Buyer (i) is acquiring the Shares for his own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, (ii) has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law, and (iii) has no direct or indirect arrangement or understanding with any other Persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Buyer’s right to sell the Shares in compliance with applicable federal and state securities laws). The Buyer is an “accredited investor” as that term is defined in Rule 501(a) promulgated under the Securities Act.

6.        Covenants of the Parties.

(a)      Securities Laws Disclosure; Publicity. The Company shall timely file a Current Report on Form 8-K which attaches as exhibits all agreements relating to this transaction, in each case reasonably acceptable to the Buyers, disclosing the material terms of the transactions contemplated hereby.

(b)      Shareholders Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person that any Buyer is an “acquiring person” or similar designation under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Buyer could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Shares under the Transaction Documents or under any other agreement between the Company and the Buyers.

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(c)       Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction (unless shareholder approval is obtained before the closing of such subsequent transaction).

(d)      Transfer Restrictions; Legends and Legend Removal.

(i)                 The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of any Buyer, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Buyer under this Agreement.

(ii)              The Buyers agree to the imprinting, so long as is required by this Section 6(d) of a legend on any of the Shares in substantially the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

7.       Closing Deliveries of the Company. The Company shall deliver to each Buyer at Closing one or more certificates representing the Shares purchased thereby, or a copy of the irrevocable instructions to the Company’s transfer agent instructing such transfer agent to deliver, on an expedited basis, such certificate(s) evidencing each Buyer’s Shares, registered in the name of each such Buyer.

8.        Closing Deliveries of the Buyer. The Buyers shall deliver to the Company at Closing the Purchase Price in accordance with Section 2 above.

9.       Certain Definitions:

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“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144.

“Commission” means the U.S. Securities and Exchange Commission and any successor thereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” means US. generally accepted accounting principles.

“Material Adverse Effect” means any condition, event, change or effect that could reasonably be expected to have a material adverse effect on (i) the legality, validity or enforceability of any Transaction Document, (ii) the results of operations, assets, business, or financial condition of the Company and its subsidiaries, taken as a whole, or (iii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document, but shall not mean or include any condition, event, change or effect (1) which is or results from events or occurrences relating to the economy in general (including arising from terrorist attacks, acts of war or civil unrest) or the Company’s industry in general and not specifically relating to the Company or having a disproportionate impact on the Company, or (2) which results from the announcement of this Agreement or the transactions contemplated hereby or by the other Transaction Documents.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other legal entity of any kind.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Market” means whichever of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the New York Stock Exchange, the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the Over-The-Counter Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

10.        Notices. Any notice or other communication required or permitted hereunder shall be in writing and deemed sufficiently given if delivered personally, by internationally recognized overnight delivery service, by first class mail (postage prepaid, return receipt requested), or sent by electronic mail addressed to the address of a party set forth on the signature page hereto. If delivered personally, by overnight delivery service or by electronic communications, the business day of receipt of the communication shall be the date on which such delivery is deemed made, and if delivered by mail, five (5) days after the date on which a communication is dispatched shall be the date on which delivery is deemed made. Any such communication shall bear the date on which it is delivered or deposited in the mail. A party may change addresses for communications by written notice to the other parties in accordance with this Section 10.

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11.        Survival of Representations and Warranties. All covenants, agreements, representations and warranties set forth in this Agreement shall remain in full force and effect and shall survive the Closing.

12.        Necessary Acts. Each party agrees to perform any further acts and to execute and deliver any documents that may reasonably be necessary to carry out the provisions of this Agreement.

13.        Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which when taken together shall constitute one and the same instrument.

14.        Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, their heirs, legal representatives, successors and permitted assigns.

15.        Governing Law. This Agreement shall be governed by, enforceable under, and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflict of laws principles thereof.

16.        Entire Agreement; Amendments; Assignment. This Agreement, together with the exhibits, agreements and documents referred to herein (if any), constitutes the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior agreements with respect to the subject matter hereof. This Agreement may not be amended or revised except by a writing signed by the parties, and may not be assigned by any party without the prior written consent of the others.

17.       Construction. For purposes of this Agreement, the singular shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa, unless the context requires otherwise. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signatures on next page.]

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IN WITNESS WHEREOF, the undersigned have caused this Stock Purchase Agreement to be signed as of the date first set forth above.

BUYERS:	COMPANY:

TECHNICAL COMMUNICATIONS CORPORATION

/s/ Ralph M. Norwood	By:	/s/ Michael P. Malone
Ralph M. Norwood		Name: Michael M. Malone
Title: Chief Financial Officer
Address: 100 Domino Drive
Concord, MA 01742
Email: mmalone@tccsecure.com

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EXHIBIT A

Buyers

Buyer Name and Address	Number of Shares Purchased	Consideration
Ralph M. Norwood c/o Technical Communications Corp. 100 Domino Drive, Concord, MA 01742	4,000	$16,000

Total:	4,000	$16,000